FLATBUSH FEDERAL SAVINGS & LOAN
                                   ASSOCIATION

                              AMENDED AND RESTATED
                            DIRECTOR RETIREMENT PLAN



                               Brooklyn, New York

                       Amendment and Restatement Effective
                                  March 1, 2006

                            DIRECTOR RETIREMENT PLAN


     This Amended and Restated Director Retirement Plan (the "Plan"), effective as of the 1st day of March 2006, updates and revises the Flatbush Federal Savings & Loan of Brooklyn Directors Retirement Plan, originally effective June 1, 1999, and formalizes the understanding by and between Flatbush Federal Savings & Loan Association (the "Association"), a federally chartered stock savings association, and its non-employee directors, hereinafter referred to as "Director(s)," who shall be eligible to participate in this Plan by execution of a Director Retirement Plan Joinder Agreement ("Joinder Agreement") in a form provided by the Association.

                              W I T N E S S E T H :

     WHEREAS, the Directors serve the Association as members of the Board of Directors ("Board"); and

     WHEREAS, the Association previously established, effective June 1, 1999, the Flatbush Federal Savings & Loan of Brooklyn Directors Retirement Plan (the "Directors Retirement Plan") to recognize the Directors who have provided long and faithful service to the Association, to ensure the continued service on the Board by such Directors until retirement age, and to recruit and retain highly qualified individuals as Directors in the future; and

     WHEREAS, the Association believes it is in the best interest of the Association and Flatbush Federal Bancorp, Inc. to increase the benefit provided to participants in the Directors Retirement Plan by a percentage of the Directors' retainers; and

     WHEREAS, the Directors wish to be assured that they will be entitled to a certain amount of additional compensation for some definite period of time from and after retirement from active service with the Association or other termination of service and wish to provide their beneficiaries with benefits after their death; and

     WHEREAS, the Association and the Directors wish to provide the terms and conditions upon which the Association shall pay such additional compensation to the Directors after

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retirement  or other  termination  of service  and/or  death  benefits  to their beneficiaries after death; and

     WHEREAS, the Association and the Directors intend this Plan to be considered an unfunded arrangement, maintained primarily to provide supplemental retirement income for such Directors; and

     WHEREAS, the Association has adopted this Director Retirement Plan which controls all issues relating to Retirement Benefits as described herein; and

     WHEREAS, Section 409A of the Internal Revenue Code of 1986, as amended ("Code") requires that certain types of deferred compensation arrangements comply with its terms or be subject to current taxes and penalties.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the Association and the Directors agree as follows:

                                    SECTION I
                                   DEFINITIONS
                                   -----------

     When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1 "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.2  "Administrator" means the Association.

1.3 "Annual Fees" means the sum of fees paid to a Director for attendance at regularly scheduled Board of Directors meetings for the calendar year in which a Director's Benefit Age occurs.

1.4  "Annual Retainer" means the annual retainer paid to a Director.

1.5 "Association" means Flatbush Federal Savings & Loan Association and any successor thereto.


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1.6  "Beneficiary"  means the person or persons (and their heirs)  designated as
     Beneficiary in the Director's Joinder Agreement to whom the deceased Director's benefits are payable. If no Beneficiary is so designated, then the Director's Spouse, if living, will be deemed the Beneficiary. If the Director's Spouse is not living, then the Children of the Director will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no living Children, then the Estate of the Director will be deemed the Beneficiary.

1.7 "Benefit Age" shall mean the later of age 65 or the Director's age on the date the Director completes five (5) years of Service on the Board, provided, however, that if a Director's years of Service include years that the Director is an employee-Director, the Director must first complete eighteen (18) months of Service as a non-employee Director in order to attain his or her Benefit Age.

1.8 "Benefit Eligibility Date" shall be the date on which a Director is entitled to receive a benefit under the Plan. A Director's "Benefit Eligibility Date" shall occur on the 1st day of the month coincident with or next following (i) the month in which the Director retires following attainment of his Benefit Age; (ii) the month in which a Disability determination is made; (iii) the month in which the Director dies; or (iv) the month in which the Director's Service is terminated (either voluntarily or involuntarily) following a Change in Control.

1.9  "Board of Directors" means the Board of Directors of the Association.

1.10 "Cause" means personal dishonesty, incompetence, willful misconduct, will malfeasance, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), or final cease-and desist order, material breach of any provision of the Plan, or gross negligence in matters of material importance to the Association.


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1.11 "Change in Control" shall mean (i) a change in ownership of the Association under paragraph (a) below, or (ii) a change in effective control of the Association under paragraph (b) below, or (iii) a change in the ownership of a substantial portion of the assets of the Association under paragraph
     (c) below:

     (a) Change in the ownership of the Association. A change in the ownership of the Association shall occur on the date that any one person, or more than one person acting as a group (as defined in Proposed Treasury Regulation Section 1.409A-3(g)(5)(v)(B) or subsequent guidance), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation.

     (b) Change in the effective control of the Association. A change in the effective control of the Association shall occur on the date that either (i) any one person, or more than one person acting as a group (as defined in Proposed Treasury Regulation Section 1.409A-3(g)(5)(v)(B) or subsequent guidance), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing 35 percent or more of the total voting power of the stock of such corporation; or (ii) a majority of members of the corporation's board of Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of Directors prior to the date of the appointment or election, provided that this sub-section (ii) is inapplicable where a majority shareholder of the Association is another corporation.

     (c) Change in the ownership of a substantial portion of the Association's assets. A change in the ownership of a substantial portion of the Association's assets shall occur on the date that any one person, or more than one person acting as a group (as defined in Proposed Treasury Regulation Section 1.409A-3(g)(5)(v)(B) or subsequent guidance), acquires (or has acquired during the 12-month period


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          ending on the date of the most  recent  acquisition  by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of (i) all of the assets of the Association, or (ii) the value of the assets being disposed of, either of which is determined without regard to any liabilities associated with such assets.

     (d) Notwithstanding anything herein to the contrary, a Change in Control shall not be deemed to have occurred upon the conversion of Flatbush Federal Bancorp, Inc.'s mutual holding company parent to stock form, or in connection with any reorganization used to effect such a conversion.

     (e) Each of the sub-paragraphs (a) through (c) above shall be construed to be consistent with the requirements of Proposed Treasury Regulation
          Section 1.409A-3(g) or subsequent guidance, except to the extent that such proposed regulations are superseded by subsequent guidance.

1.12 "Children" means the Director's children, or the issue of any deceased Children, then living at the time payments are due the Children under this Plan. The term "Children" shall include both natural and adopted Children.

1.13 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

1.14 "Disability" means any case in which a Director: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months;
     (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees or non-employee directors of the Association; or (iii) is determined to be disabled by the Social Security Administration.



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1.15 "Disability  Benefit"  means the monthly  benefit  payable to the  Director following a determination of the Director's Disability, provided the Director has completed five (5) years of Service at such time. The Disability Benefit shall be equal to the Retirement Benefit as set forth in
     Section 1.18, based on the Director's Annual Retainer Fee at the date of the Director's cessation of Service due to the Disability.

1.16 "Estate" means the estate of the Director.

1.17 "Payout Period" means the time frame during which certain benefits payable hereunder shall be distributed. Payments shall be made in equal monthly installments for a period of sixty (60) consecutive months commencing on the Benefit Eligibility Date.

1.18 "Plan Year" shall mean the calendar year.

1.19 "Retirement Benefit" means an annual amount payable to the Director who retires from or otherwise terminates service with the Board (other than for Cause). The Retirement Benefit shall be equal to sixty percent (60%) of the Director's Annual Fees in the Director's last year of service on the Board plus sixty percent (60%) of the Director's Annual Retainer paid with respect to the Director's last year of service on the Board. Each monthly payment during the Payout Period will equal one-twelfth (1/12) of the Retirement Benefit.

1.20 "Service" means all years of service as a Director of the Association and all predecessor (or successor) entities of the Association. Years of service as a Director need not be continuous.

1.21 "Spouse" means the individual to whom the Director is legally married at the time of the Director's death.

1.22 "Survivor's Benefit" means an annual amount payable to the Beneficiary in monthly installments throughout the Payout Period, and subject to Subsection 3.2. The Survivor's Benefit shall be equal to the Retirement Benefit payable to the Director, based on the Director's Annual Retainer Fee at the date of death.

                                   SECTION II
                          ESTABLISHMENT OF RABBI TRUST
                          ----------------------------

     The Association may establish a rabbi trust into which the Association may contribute assets which shall be held therein, subject to the claims of the Association's creditors in the event of the Association's "Insolvency" as defined in the plan which establishes such rabbi trust, until the contributed assets are paid to the Directors and their Beneficiaries in such manner and at such times as specified in this Plan. It is the intention of the Association to make contributions to the rabbi trust to provide the Association with a source of funds to assist it in meeting the liabilities of this Plan. The rabbi trust and any assets held therein shall conform to the terms of the rabbi trust agreement which may be established in conjunction with this Plan. To the extent the language in this Plan is modified by the language in the rabbi trust agreement, the rabbi trust agreement shall supersede this Plan. Any contributions to the rabbi trust shall be made during each Plan Year in accordance with the rabbi trust agreement.

                                   SECTION III
                                    BENEFITS
                                    --------

3.1  Retirement  Benefit.  A Director  who  remains in the  service of the Board
     -------------------
     until attainment of his Benefit Age shall be entitled to the Retirement Benefit. Such Retirement Benefit shall commence on the Benefit Eligibility Date, and shall be payable in monthly installments throughout the Payout Period. In the event a Director dies after commencement of the Retirement Benefit payments but before completion of all such payments due and owing hereunder, the Association shall pay to the Director's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

3.2  Death  During  Service  on the  Board.  If the  Director  dies while in the
     -------------------------------------
     service of the Association, the Director's Beneficiary shall be entitled to the Survivor's Benefit, provided the Director has completed five (5) years of Service at the time of death. The Survivor's Benefit shall commence on the Benefit Eligibility Date and shall be payable in monthly installments throughout the Payout Period. The Survivor's Benefit shall be


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     equal to the full  Retirement  Benefit,  calculated  as if the Director had survived and remained in the service of the Association until reaching his Benefit Age.

3.3  Termination of Service Related to a Change in Control.
     ------------------------------------------------------

     (a) If a Change in Control occurs at the Association, and thereafter the Director's service on the Board is terminated (either voluntarily or involuntarily), other than due to termination for Cause, the Director shall be entitled to his full Retirement Benefit. Such benefit shall commence on the Benefit Eligibility Date, and shall be payable in monthly installments throughout the Payout Period. In the event that the Director dies at any time after commencement of the payments, but prior to completion of all such payments due and owing hereunder, the Association, or its successor, shall pay to the Director's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period. Notwithstanding anything to the contrary herein, the Director shall have the right to elect in his Joinder Agreement to receive the present value of his Retirement Benefit payable following a Change in Control (determined using the applicable federal rate as set forth in Code Section 1274(d)) paid in the form of a lump sum distribution on the Benefit Eligibility Date.(b) If, after such termination of service, the Director dies prior to commencement of the Retirement Benefit hereunder, the Director's Beneficiary shall be entitled to the Survivor's Benefit which shall commence on the Benefit Eligibility Date. The Survivor's Benefit shall be payable in monthly installments over the Payout Period.

3.5  Termination  for Cause.  If the  Director  is  terminated  for  Cause,  all
     ----------------------
     benefits under this Plan shall be forfeited and this Plan shall become null and void as to the Director.

3.6  Disability Benefit.
     ------------------

     (a) Notwithstanding any other provision hereof, a Director who has not attained his Benefit Age shall be entitled to receive the Disability Benefit hereunder in any case in which it is determined that the Director has incurred a Disability, provided the Director has completed five (5) years of Service at such time. If the Director's

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          Service is  terminated  pursuant  to this  paragraph,  the  Director's
          Benefit Eligibility Date shall be the first day of the month following
          the  month  in  which  the  Disability   determination  is  made.  The
          Disability Benefit shall be payable in monthly installments over the Payout Period. In the event the Director dies while receiving payments pursuant to this Subsection, but prior to the completion of all payments due and owing hereunder, the Association shall pay to the Director's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

     (b) If the Director dies after it is determined that such Director has incurred a Disability but before the commencement of such payments, the Director's Beneficiary shall be entitled to the Director's Disability Benefit payable over the Payout Period. Such benefit shall be payable to the Beneficiary in monthly installments over the Payout Period commencing on the Benefit Eligibility Date.

                                   SECTION IV
                             BENEFICIARY DESIGNATION
                             -----------------------

     The Director shall make an initial designation of primary and secondary Beneficiaries upon execution of his Joinder Agreement and shall have the right to change such designation, at any subsequent time, by submitting to the Administrator in substantially the form attached as Exhibit A to the Joinder Agreement, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

                                    SECTION V
                           DIRECTOR'S RIGHT TO ASSETS
                           --------------------------

     The rights of the Director, any Beneficiary, or any other person claiming through the Director under this Plan, shall be solely those of an unsecured general creditor of the Association. The Director, the Beneficiary, or any other person claiming through the Director, shall only have the right to receive from the Association those payments so specified under this

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Plan. The Director agrees
that he, his Beneficiary, or any other person claiming through him shall have no rights or interests whatsoever in any asset of the Association, including any insurance policies or contracts which the Association may possess or obtain to informally fund this Plan. Any asset used or acquired by the Association in connection with the liabilities it has assumed under this Plan, unless expressly provided herein, shall not be deemed to be held under any trust for the benefit of the Director or his Beneficiaries, nor shall any asset be considered security for the performance of the obligations of the Association. Any such asset shall be and remain, a general, unpledged, and unrestricted asset of the Association.

                                   SECTION VI
                            RESTRICTIONS UPON FUNDING
                            -------------------------

     The Association shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Plan. The Director, his Beneficiaries or any successor in interest to him shall be and remain simply a general unsecured creditor of the Association in the same manner as any other creditor having a general claim for matured and unpaid compensation. The Association reserves the absolute right in its sole discretion to either purchase assets to meet its obligations undertaken by this Plan or to refrain from the same and to determine the extent, nature, and method of such asset purchases. Should the Association decide to purchase assets such as life insurance, mutual funds, disability policies or annuities, the Association reserves the absolute right, in its sole discretion, to terminate such assets at any time, in whole or in part. At no time shall the Director be deemed to have any lien, right, title or interest in or to any specific investment or to any assets of the Association. If the Association elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Association by freely submitting to a physical examination and by supplying such additional information necessary to obtain such insurance or annuities.

                                   SECTION VII
                     ALIENABILITY AND ASSIGNMENT PROHIBITION
                     ---------------------------------------

     Neither the Director nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure

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for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or his Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Director or any Beneficiary attempts assignment, communication, hypothecation, transfer or
disposal  of  the  benefits  hereunder,  the  Association's   liabilities  shall
forthwith cease and terminate.

                                  SECTION VIII
                                 ACT PROVISIONS
                                 --------------

8.1  Named Fiduciary and Administrator. The Association, as Administrator, shall
     ---------------------------------
     be the "Named Fiduciary" of this Plan, as defined under the Act. As Administrator, the Association shall be responsible for the management, control and administration of the Plan as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Plan, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

8.2  Claims  Procedure and  Arbitration.  In the event that benefits  under this
     ----------------------------------
     Plan are not paid to the Director (or to his Beneficiary in the case of the Director's death) or the payment of benefits is curtailed for reasons set forth in Sections 3.7(a) or 3.7(b) and such claimant feels that he or she is entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Association and its Board of Directors shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing, within ninety (90) days of receipt of such claim, their specific reasons for such denial, reference to the provisions of this Plan or the Joinder Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such writing by the Association and its Board of Directors shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

     If claimants desire a second review, they shall notify the Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Plan, the Joinder Agreement or any documents relating thereto and submit any issues and comments, in writing, they may feel appropriate. In its sole discretion, the Administrator shall then

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

     review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Plan or the Joinder Agreement upon which the decision is based.

     If claimants continue to dispute the benefit denial based upon completed performance of this Plan and the Joinder Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to mediation, administered by the American Arbitration Association ("AAA") (or a mediator selected by the parties) in accordance with the AAA's Commercial Mediation Rules. If mediation is not successful in resolving the dispute, it shall be settled by arbitration administered by the AAA under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                                   SECTION IX
                                  MISCELLANEOUS
                                  -------------

9.1  No Effect on Director's  Rights.  Nothing contained herein will confer upon
     -------------------------------
     the Director the right to be retained in the service of the Association nor limit the right of the Association to deal with the Director without regard to the existence of the Plan.

9.2  State Law. The Plan is established  under, and will be construed  according
     ---------
     to, the laws of the State of New York, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

9.3  Construction and Severability. This Plan is adopted following the enactment
     -----------------------------
     of Code Section 409A and is intended to be construed consistent with the requirements of that Section, the Treasury regulations and other guidance issued thereunder. If any provision of the Plan shall be determined to be inconsistent therewith for any reason, then the Plan shall be construed, to the maximum extent possible, to give effect to such provision in a manner that is consistent with Code Section 409A, and if such construction is not possible, as if such provision had never been included. In the event that any of the provisions of this Plan or portion thereof are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held to be invalid or inoperative, and (2) the invalidity and enforceability of the remaining provisions will not be affected thereby. If required by Code Section 409A, a Director's termination of service on the Board shall be deemed to be defined in accordance with the definition of Separation from Service set forth thereunder.

9.4 Incapacity of Recipient. In the event the Director is declared incompetent and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Plan to which such Director is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

9.5 Unclaimed Benefit. The Director shall keep the Association informed of his current address and the current address of his Beneficiaries. The Association shall not be obligated to search for the whereabouts of any person. If the location of the Director is not made known to the Association as of the date upon which any payment of any benefits may first be made, the Association shall delay payment of the Director's benefit payment(s) until the location of the Director is made known to the Association; however, the Association shall only be obligated to hold such benefit payment(s) for the Director until the expiration of thirty-six (36) months. Upon expiration of the thirty-six (36) month period, the Association may discharge its obligation by payment to the Director's Beneficiary. If the location of the Director's Beneficiary is not made known to the Association by the end of an additional two (2) month period following expiration of the thirty-six (36) month period, the Association may discharge its obligation by payment to the Director's Estate. If there is no Estate in existence at such time or if such fact cannot be determined by the Association, the Director and his Beneficiary(ies) shall thereupon forfeit any rights to the balance, if any, of any benefits provided for such Director and/or Beneficiary under this Plan.

9.6  Limitations on Liability.  Notwithstanding any of the preceding  provisions
     ------------------------
     of the Plan, no individual acting as an employee or agent of the Association, or as a member of the

     Board of Directors shall be personally liable to the Director or any other person for any claim, loss, liability or expense incurred in connection with the Plan.

9.7  Gender.  Whenever  in this Plan words are used in the  masculine  or neuter
     ------
     gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

9.8  Effect on Other  Corporate  Benefit Plans.  Nothing  contained in this Plan
     -----------------------------------------
     shall affect the right of the Director to participate in or be covered by any other corporate benefit available to Directors of the Association constituting a part of the Association's existing or future compensation structure.

9.9  Inurement.  This Plan shall be binding  upon and shall inure to the benefit
     ---------
     of the Association, its successors and assigns, and the Director, his successors, heirs, executors, administrators, and Beneficiaries. 9.10 Headings. Headings and sub-headings in this Plan are inserted for reference and convenience only and shall not be deemed a part of this Plan.

9.11 ERISA  and IRC  Disclaimer.  It is  intended  that the Plan be  neither  an
     --------------------------
     "employee welfare benefit plan" nor an "employee pension benefit plan" for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Further, it is intended that the Plan will not cause the interest of a Director under the Plan to be includable in the gross income of such Director prior to the actual receipt of a payment under the Plan for purposes of the Internal Revenue Code of 1986, as amended ("IRC").

                                    SECTION X
                              AMENDMENT/REVOCATION
                              --------------------

     This Plan shall not be amended, modified or revoked at any time, in whole or part, as to any Director, without the mutual written consent of the Director and the Association, and such mutual consent shall be required even if the Director is no longer in the service of the Association. In the event that any of the provisions of this Plan or portion hereof, are held to be inoperative or invalid by any court of competent jurisdiction, or in the event that any legislation adopted by any governmental body having jurisdiction over the Association would be retroactively applied to invalidate this Plan or any provision hereof or cause the benefits hereunder to be taxable, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby. In the event that the intent of any provision shall need to be construed in a manner to avoid taxability, such construction shall be made by the Association, as administrator of the Plan, in a manner that would manifest to the maximum extent possible the original meaning of such provisions.

                                   SECTION XI
                                   EXECUTION
                                   ---------


11.1 This Plan sets forth the entire  understanding  of the parties  hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Plan.

11.2 This Plan shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Association has caused this Plan to be executed on the day and date first above written.

ATTEST:                                     FLATBUSH FEDERAL SAVINGS & LOAN
                                            ASSOCIATION


                                            By:
------------------------------------           ---------------------------------
                                            Its:
                                               ---------------------------------

                  AMENDED AND RESTATED DIRECTOR RETIREMENT PLAN
                                JOINDER AGREEMENT


     I, ________________, and Flatbush Federal Savings & Loan Association hereby agree that I shall participate in the Amended and Restated Director Retirement Plan ("Plan"), which amended and restated Plan is effective as of March 1, 2006, by Flatbush Federal Savings & Loan Association, as such Plan may now exist or hereafter be modified; and do further agree to the terms and conditions thereof.

         I understand that my receipt (or my Beneficiary's receipt) of the Retirement Benefit (or Survivor's Benefit) shall be subject to all provisions of
the Plan.

     In the event of a Change in Control and my termination of service in connection with or following the Change in Control, I elect to receive my Retirement Benefit in the form of:

  _____    60 monthly payments

  _____    a lump sum payment that is the present value of 60 monthly payments.

     I hereby designate the following individuals as my "Beneficiary" and I am aware that I can subsequently change such designation by submitting to the Administrator, at any subsequent time, and in substantially the form attached hereto as Exhibit A, a written designation of the primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of my death prior to complete distribution of the benefits due and payable under the Plan. I understand that any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

PRIMARY BENEFICIARY:

Name:____________________________________   % of Benefit:_______________________

Name:____________________________________   % of Benefit:_______________________

Name:____________________________________   % of Benefit:_______________________


SECONDARY BENEFICIARY (if all Primary Beneficiaries pre-decease the Director):


Name:____________________________________   % of Benefit:_______________________

Name:____________________________________   % of Benefit:_______________________

Name:____________________________________   % of Benefit:_______________________

     I further understand that I am entitled to review or obtain a copy of the Plan, at any time, and may do so by contacting the Association.

     This Joinder Agreement shall become effective upon execution (below) by both the Director and a duly authorized officer of the Association.

     Dated this ____ day of _________, 20_____.



__________________________              ________________________________________
Director                                Association's Duly Authorized Officer

                                                                      Exhibit A

                   FLATBUSH FEDERAL SAVINGS & LOAN ASSOCIATION

                            DIRECTOR RETIREMENT PLAN

                             BENEFICIARY DESIGNATION

     The Director, under the terms of the Amended and Restated Director Retirement Plan executed by Flatbush Federal Savings & Loan Association, of Brooklyn, New York, dated March 1, 2006, hereby designates the following Beneficiary(ies) to receive any guaranteed payments or death benefits under such Plan, following his death:

PRIMARY BENEFICIARY:

Name:____________________________________   % of Benefit:_______________________

Name:____________________________________   % of Benefit:_______________________

Name:____________________________________   % of Benefit:_______________________


SECONDARY BENEFICIARY (if all Primary Beneficiaries pre-decease the Director):


Name:____________________________________   % of Benefit:_______________________

Name:____________________________________   % of Benefit:_______________________

Name:____________________________________   % of Benefit:_______________________


     This  Beneficiary   Designation   hereby  revokes  any  prior   Beneficiary
Designation which may have been in effect and this Beneficiary Designation is revocable.



Date: ______________________



__________________________                           ___________________________
Witness                                              Director